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                                                                    EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Elcom International, Inc. on Form S-8 of our reports each dated 21 March 1997 (relating to the financial statements of Elcom International Limited and AMA
(UK) Limited), appearing in the Annual Report on Form 10-K of Elcom International, Inc. for the year ended December 31, 1996.

/s/ DELOITTE & TOUCHE
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DELOITTE & TOUCHE
Chartered Accountants
London, England
4 April 1997